UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): April 21, 2008

TRIANGLE PETROLEUM CORPORATION
(Exact name of registrant as specified in charter)

Nevada	000-51321	98-0430762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 Suite 1250, 521-3rd Avenue SW Calgary, Alberta, Canada   T2P 3T3
(Address of principal executive offices)                                              (Zip Code)

Registrant’s telephone number, including area code: (403) 262-4471

Copies to:
Gregory Sichenzia, Esq.
Thomas A. Rose, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As set forth in the table below, between December 2005 and June 2006, Triangle Petroleum Corporation (the “Company”) completed private placements with certain investors in which the Company issued convertible securities.

Transaction Date	Secured Convertible Debentures Sold	Annual Interest Rate	Conversion Price	Warrants (one share per warrant)

December 8, 2005	$5,000,000	5%	$5.00 or 90% of the average of the lowest three intraday trading prices during the ten trading days immediately preceding conversion	None
January 17, 2006	$5,000,000	5%	$5.00 or 90% of the average of the lowest three intraday trading prices during the ten trading days immediately preceding conversion	None
June 1, 2006	$5,000,000	5%	$5.00 or 90% of the average of the lowest three intraday trading prices during the ten trading days immediately preceding conversion	None

On April 11, 2008, the Company’s independent registered public accounting firm, KPMG LLP, Chartered Accountants (“KPMG”) notified the Company’s Chief Financial Officer (“CFO”) that it believed there were errors in the Company’s financial statements resulting from the accounting for the conversion of these convertible debentures. Upon conversion of the above convertible debentures, the Company reduced the amount recorded as a derivative liability pertaining to the embedded conversion feature with the offsetting amount recorded as a decrease to the loss for the period. KPMG advised the CFO that it believed that upon conversion of the convertible debenture two entries were required. First, the derivative liability associated with the embedded conversion feature should be adjusted to its fair value immediately prior to the conversion with the change in fair value included in the statement of operations. Second, the re-valued derivative liability should be transferred to additional paid in capital.

On April 11, 2008, the Company’s CFO further discussed the matter with Manning Elliott LLP, Chartered Accountants (“Manning Elliott”), the Company’s previous auditor.

From April 11, 2008 to April 21, 2008, management of the Company, conducted an analysis of the embedded conversion feature associated with these convertible debentures, with a particular focus on the accounting treatment of the derivative when the convertible debentures are converted. Management considered the guidance contained in Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities and the Emerging Issues Task Force Issue No. 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock.

On April 21, 2008, both the CFO and KPMG agreed that these facts caused them to believe that the Company’s accounting for these convertible debentures at the dates of conversion was incorrect and the Company determined that the effect of such misstatements was material to the quarterly reports on Form 10-Q for the quarters ended April 30, 2007, July 31, 2007 and October 31, 2007 (the “Reports”). As a result, the Company determined that the Reports should no longer be relied upon and that they will need to be restated. The restatements are required to properly reflect the Company’s financial results for certain non-cash and non-operational related credits to earnings associated with the embedded derivative liabilities. The Form 10-Q’s will be restated as follows:

April 30, 2007

	April 30, 2007 As Reported $	Adjustment $	April 30, 2007 As Restated $

Consolidated Balance Sheet

Stockholders’ Deficit
Additional Paid-In Capital	35,910,819	563,064	36,473,883

Deficit Accumulated During the Exploration Stage	(21,055,525)	(563,064)	(21,618,589)

	Three Months Ended April 30, 2007 As Reported $	Adjustment $	Three Months Ended April 30, 2007 As Restated $

Consolidated Statement of Operations
Unrealized gain on fair value of derivatives	2,030,604	(563,064)	1,467,540

Net loss for the period	(2,862,213)	(563,064)	(3,425,277)

Net Loss Per Share - Basic and Diluted	(0.09)		(0.11)

July 31, 2007

	July 31, 2007 As Reported $	Adjustment $	July 31, 2007 As Restated $

Consolidated Balance Sheet

Stockholders’ Deficit
Additional Paid-In Capital	40,050,268	1,490,182	41,540,450

Deficit Accumulated During the Exploration Stage	(26,009,114)	(1,490,182)	(27,499,296)

	Six Months Ended July 31, 2007 As Reported $	Adjustment $	Six Months Ended July 31, 2007 As Restated $

Consolidated Statement of Operations
Unrealized gain on fair value of derivatives	5,045,596	(1,490,182)	3,555,414

Net loss for the period	(7,815,802)	(1,490,182)	(9,305,984)

Net Loss Per Share - Basic and Diluted	(0.22)		(0.26)

October 31, 2007

	October 31, 2007 As Reported $	Adjustment $	October 31, 2007 As Restated $

Consolidated Balance Sheet

Stockholders’ Deficit
Additional Paid-In Capital	41,713,628	1,802,063	43,515,691

Deficit Accumulated During the Exploration Stage	(31,661,392)	(1,802,063)	(33,463,455)

	Nine Months Ended October 31, 2007 As Reported $	Adjustment $	Nine Months Ended October 31, 2007 As Restated $

Consolidated Statement of Operations
Unrealized gain on fair value of derivatives	8,283,568	(1,802,063)	6,481,505

Net loss for the period	(13,468,080)	(1,802,063)	(15,270,143)

Net Loss Per Share - Basic and Diluted	(0.39)		(0.44)

The Company expects to file its Annual Report on Form 10-K before April 30, 2008, which will include the corrections required to these amended Reports. The Company intends to diligently work with its professional advisors to file restated Reports that will be included in amended Form 10-Q filings, which are expected to be filed by May 8, 2008.

On April 22, 2008, the Company provided KPMG and Manning Elliott with a copy of the disclosures it is making in response to Item 4.02 on this Form 8-K, and has requested that KPMG and Manning Elliott furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements as promptly as possible. Such letters are filed herewith as Exhibits 16.1 and 16.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
16.1	Letter from KPMG LLP, Chartered Accountants, dated as of April 24, 2008
16.2	Letter from Manning Elliott LLP, Chartered Accountants, dated as of April 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIANGLE PETROLEUM CORPORATION

Date: April 24, 2008	By:	/s/ SHAUN TOKER
Shaun Toker
Title: Chief Financial Officer